HERE CONFIDENTIAL

EXHIBIT 10.16.40+

THIRD AMENDMENT TO TERRITORY LICENSE NO. 11Y LICENSE NO. 11
This Third Amendment (“Third Amendment”) to the Territory License No. 11, effective April 3, 2015 (“TL 11”), to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement and TL 11 are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Third Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend certain terms of the Agreement;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this Third Amendment as follows:
I.    Exhibit A

A.
The License Fee Per Copy for Content Bundle B in Section I(4) License Fees for [******] Territory of Exhibit A to TL 11 shall be $[******] for Copies distributed from April 1st, 2017 to December 31st 2017 in connection with vehicles that are enabled to accept Multi-Year Annual Copy Subscriptions (“MapCare”). For clarity, this Third Amendment does not change any of the License Fees for vehicles that are not MapCare enabled.

The License Fee Per Copy for Content Bundle B in Section I(6) License Fees for [******] of Exhibit A to TL 11 shall be $[******] for Copies distributed from April 1st, 2017 to December 31st 2017 in connection with vehicles that are enabled to accept MapCare.
The [******] Territory Additional Content Fee table in Section I(4) License Fees for [******] Territory of Exhibit A to TL 11 shall be amended such that: the Additional LICENSE FEE PER COPY for [******] is $[******] for Copies produced from April 1st 2016 to December 31st, 2016 in connection with vehicles that are enabled to accept MapCare and the Additional LICENSE FEE PER COPY for [******] is $[******] for Copies distributed from April 1st, 2017 to December 31st 2017 in connection with vehicles that are enabled to accept MapCare.
     For clarity, MapCare is a [******] subscription [******].

B.	Exhibit A, Section IV Multi-Year Annual Copy Subscriptions for [******] Route Guidance Applications
Table 1 of TL 11 is hereby amended as follows:

Table 1 – License Fees - Multi-Year Annual Copy Subscriptions
Program		[******]	[******]	[******]	[******]
[******] (all regions except for [******] or [******])	[******]	[******]	[******]	[******]	[******]
MapCare [******] or [******] Territory (April 1, 2017 to December 31, 2017 only)	[******]	[******]	[******]	[******]	[******]
By way of example, the following shows the application of Sections A & B for MapCare enabled vehicles ([******] or [******] Regions).

Amendment 3 to TL 11 [Telenav, Inc.][[******]][30MAY2017_CR]    Page 1 of 3
[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pricing until end 2017	License Fee	[******]	MapCare Fee	Total
Pricing for 4/1/2017 to 12/31/2017 ([******])	$[******]	[******]	$[******]	$[******]
Pricing for 4/1/2017 to 12/31/2017 ([******])	$[******]	[******]	$[******]	$[******]

For the avoidance of doubt, no additional per Copy fee shall apply pursuant to Exhibit A, Section II for the $[******] for the use of [******] in connection with a Multi-Year Annual Copy Subscription, where Client [******] for the same vehicle.

C.	Retrofit. Exhibit A, Section IV Multi-Year Annual Copy Subscriptions for [******] Route Guidance Applications Table 1 of TL 11 shall be followed by Sections 1 and 2 below:

1.
For vehicles produced from April 1st 2016 to December 31st, 2016, the License Fees for Multi-Year Annual Copy Subscriptions (“Lump Sum MapCare Fee”) shall be calculated as follows for the [******] Territory and [******] Territory:

application of [******] on [******] of the [******] for the applicable region. The [******] shall be determined by Client based on the [******], as provided to Client by [******].

MapCare Retrofit Pricing through 12/31/2016

Territory	MapCare Fee	Lump Sum MapCare Fee
[******]	$[******]	[******]
[******]	$[******]	[******]

MapCare Fee for the [******] Territory for 2016 would be calculated as follows:
[******]
[******]

MapCare Fee for the [******] Territory for 2016 would be calculated as follows:
[******]
[******]

2.
For vehicles produced from January 1st 2017 to April 1st, 2017 (Q1 2017), the License Fees for Multi-Year Annual Copy Subscriptions (“Lump Sum MapCare Fee”) shall be calculated as follows for the [******] Territory and [******] Territory:

application of [******] for the applicable regions. The [******] shall be determined by Client based on the [******] as provided to Client by [******].
MapCare Retrofit Pricing Q1 2017

Territory	MapCare Fee	Lump Sum MapCare Fee
[******]	$[******]	[******]
[******]	$[******]	[******]

MapCare Fee for the [******] territory for Q1 2017 would be calculated as follows:
[******]
[******]

Amendment 3 to TL 11 [Telenav, Inc.][[******]][30MAY2017_CR]    Page 2 of 3
[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MapCare Fee for the [******] territory for Q1 2017 would be calculated as follows:
[******]
[******]

D.
For the first additional year of subscriptions beyond the Standard MapCare entitlement, Map Update Product only license fees of $[******] per year for [******], and $[******] per year for [******] shall [******] provided that [******].  Any extension beyond the Standard MapCare Program shall be mutually agreed by the parties.  These statements do not constitute any agreement between HERE and Telenav regarding an extension of the Map Update program and only represent a fair value statement used by HERE internally for revenue recognition purposes.  The purpose of this section is to allow HERE’s accounting department to recognize annual revenue from MapCare.

Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their authorized representatives as of the Amendment Effective Date.

HERE NORTH AMERICA, LLC	TELENAV, INC.
By: /s/ Jeannie Lee Newman	By: /s/ Michael Strambi
Name: Jeannie Lee Newman	Name: Michael Strambi
Title: Senior Legal Counsel	Title: Chief Financial Officer
Date: August 7, 2017	Date: July 25, 2017

HERE NORTH AMERICA, LLC
By: /s/ Neil McTeigue
Name: Neil McTeigue
Title: Senior Legal Counsel
Date: August 7, 2017

Amendment 3 to TL 11 [Telenav, Inc.][[******]][30MAY2017_CR]    Page 3 of 3
[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.